                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  May 17, 2002





                    THE HARTFORD INVESTMENT AND SAVINGS PLAN
                  -------------------------------------------
                          (Exact name of registrant as
                           specified in its charter)

                     Delaware                   0-19277
           (State or other jurisdiction         (Commission
                  of Incorporation)             File Number)

                                   13-3317783
                                 (IRS Employer
                              Identification No.)



                  The Hartford Financial Services Group, Inc.
                                 Hartford Plaza
                             Hartford, Connecticut
             (Address of principal executive offices of registrant)

                                   06115-1900
                                    Zip Code

                                 (860) 547-5000
                          Registrant's telephone number

Item 5.      Other Events

     On March 22, 2002, the Board of Directors of The Hartford Financial Services Group, Inc. ("The Hartford"), the sponsor of The Hartford Investment and Savings Plan (the "Plan"), dismissed Arthur Andersen LLP ("Arthur Andersen") as The Hartford's independent auditor. The dismissal became effective with the completion on May 15, 2002 by Arthur Andersen of its review of The Hartford's first quarter 2002 financial statements. Accordingly, Arthur Anderson has also been dismissed as the Plan's independent auditor. In addition, on April 18, 2002, the Board of Directors of The Hartford engaged Deloitte & Touche LLP ("Deloitte") as The Hartford's independent auditors for the fiscal year 2002. Deloitte commenced its engagement with the review of The Hartford's financial statements for the second quarter of 2002. Accordingly, Deloitte has commenced its engagement as the Plan's independent auditors with its review of the Plan's financial statements for the fiscal year ended December 31, 2001.

     Arthur Andersen's reports on the Plan's consolidated financial statements for each of the years ended December 31, 2000 and 1999 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During the years ended December 31, 2000 and 1999 and through the date of this Current Report, there were no disagreements between the Plan and Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused it to make reference to the subject matter in connection with its report on the Plan's consolidated financial statements for such years; and there were no reportable events as defined in
Item 304(a)(1)(v) of Regulation S-K.

     The Plan provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Arthur Andersen's letter, dated May 17, 2002, stating its agreement with such statements.


Item 7.      Financial Statements and Exhibits.

(a)  Financial Statement of Businesses acquired. Not applicable.
(b)  Pro forma financial information. Not applicable.
(c)  The following are filed as exhibits to this Current Report:

Exhibit
Number    Description
-------   -----------
  16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated May 17, 2002.

  99.1 Amendment No. 1 to Form 8-K Current Report of The Hartford Financial Services Group, Inc., dated March 29, 2002, as filed with the Securities and Exchange Commission on March 29, 2002.

  99.2 Form 8-K Current Report of The Hartford Financial Services Group, Inc., dated April 23, 2002, as filed with the Securities and Exchange Commission on April 23, 2002.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THE HARTFORD INVESTMENT AND SAVINGS PLAN


Date:    May 17, 2002              By:      /s/ Francis A. Dorion
                                            -------------------------
                                   Name:    Francis A. Dorion
                                   Title:   Plan Administrator

                              EXHIBIT INDEX



Exhibit
Number    Description
-------   -----------
  16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated May 17, 2002.

  99.1 Amendment No. 1 Form 8-K Current Report of The Hartford Financial Services Group, Inc., dated March 29, 2002, as filed with the Securities and Exchange Commission on March 29, 2002.

  99.2 Form 8-K Current Report of The Hartford Financial Services Group, Inc., dated April 23, 2002, as filed with the Securities and Exchange Commission on April 23, 2002.